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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                       April 22, 2003

                    Leesport Financial Corp.
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      (Exact name of registrant as specified in its charter)

  Pennsylvania               000-14555              23-2354007
----------------            ------------           -------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)            Ident. No.)
 incorporation)

1240 Broadcasting Road, Wyomissing, Pennsylvania         19610
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    (Address of principal executive offices)          (Zip Code)

                          (610) 208-0966
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        Registrant's telephone number, including area code

                               N/A
  --------------------------------------------------------------
  (Former name or former address, if changed since last report.)

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Item 5.  Other Events

     On April 22, 2003, Leesport Financial Corp. issued a press release announcing the divestiture of three branches located in Shenandoah, Schuylkill County, and Drums and Hazleton in Luzerne County, Pennsylvania. The press release is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

             The following exhibits are filed herewith:

             99.1  Press Release, dated April 22, 2003, of
                   Leesport Financial Corp. re:  branch
                   divestiture.

             99.2  Press Release, dated April 22, 2003, of
                   Leesport Financial Corp. re: first quarter results.

Item 9.  Regulation FD Disclosure

     On April 22, 2003, Leesport Financial Corp. issued a press release discussing first quarter results. The press release, attached as Exhibit 99.2 hereto and incorporated by reference, is being furnished pursuant to Item 12.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEESPORT FINANCIAL CORP.

Dated:  April 22, 2003             /s/ Raymond H. Melcher, Jr.
                                   ---------------------------
                                   Raymond H. Melcher, Jr.,
                                   Chairman, President and
                                   Chief Executive Officer



                          EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------

  99.1    Press Release, dated April 22, 2003, of Leesport
          Financial Corp. re:  branch divestiture.

  99.2    Press Release, dated April 22, 2003, of Leesport
          Financial Corp. re:  first quarter results.